AT&T NON-QUALIFIED PENSION PLAN


                As Amended and Restated effective January 1, 1995







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                         AT&T NON-QUALIFIED PENSION PLAN





                                TABLE OF CONTENTS








ARTICLE 1
PURPOSE.............................................................4


ARTICLE 2
DEFINITIONS.........................................................5


ARTICLE 3  PARTICIPATION AND
ELIGIBILITY.......................................9

3.01.
PARTICIPATION............................................................9
3.02.
ELIGIBILITY..............................................................9

ARTICLE 4  PENSION
BENEFITS...................................................12

4.01. BENEFIT
ELIGIBILITY.....................................................12
4.02. BENEFIT
FORMULAS........................................................13
4.03. MONTHLY
PAYMENTS........................................................16
4.04. COMMENCEMENT AND DURATION OF
PAYMENTS...................................16
4.05. TREATMENT DURING SUBSEQUENT
EMPLOYMENT..................................16
4.06. METHOD AND FORM OF
PAYMENT..............................................16

ARTICLE 5  DEATH
BENEFITS.....................................................18

5.01.
PARTICIPATION...........................................................18
5.02. DEATH
BENEFITS..........................................................18

ARTICLE 6  SOURCE OF
PAYMENT..................................................21

6.01. SOURCE OF
PAYMENTS......................................................21
6.02. UNFUNDED
STATUS.........................................................21

ARTICLE 7  ADMINISTRATION OF THE
PLAN.........................................23

7.01. ADMINISTRATION AND
AUTHORITIES..........................................23
7.02.
COMMITTEE...............................................................23
7.03.
INDEMNIFICATION.........................................................23
7.04. BENEFIT CLAIMS AND
APPEALS..............................................24

ARTICLE 8  ADOPTION, AMENDMENT AND
TERMINATION................................25

8.01. ADOPTION OF
PLAN........................................................25
8.02. AMENDMENT AND
TERMINATION...............................................25
8.03. SALE, SPIN-OFF, OR OTHER DISPOSITION OF PARTICIPATING
COMPANY...........25

ARTICLE 9  GENERAL
PROVISIONS.................................................27

9.01. BINDING
EFFECT..........................................................27
9.02. FIDUCIARY
RELATIONSHIP..................................................27
9.03. NO GUARANTEE OF
EMPLOYMENT..............................................27
9.04. TAX
WITHHOLDING.........................................................28
9.05. ASSIGNMENT OF
BENEFITS..................................................28
9.06. FACILITY OF
PAYMENT.....................................................28
9.07.
SEVERABILITY............................................................28
9.08. EFFECTIVE
DATE..........................................................29
9.09. PLAN
YEAR...............................................................29
9.10.
HEADINGS................................................................29
9.11. GOVERNING
LAW...........................................................29
9.12. FORFEITURE OF
BENEFITS..................................................29
9.13. OPTION DURING
DISABILITY................................................29
9.14. SPECIAL
CLASSIFICATION..................................................30
9.15. CLAIMS
RELEASE..........................................................30
9.16. DAMAGE CLAIMS OR
SUITS..................................................30
9.17. JUDGMENT OR
SETTLEMENT..................................................30
9.18. PAYMENT UNDER
LAW.......................................................31
9.19. ENTIRE
PLAN.............................................................31

APPENDIX
A....................................................................32


APPENDIX
B....................................................................36


APPENDIX
C....................................................................37







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                         AT&T NON-QUALIFIED PENSION PLAN




                                    ARTICLE 1
                                     PURPOSE




This AT&T Non-Qualified Pension Plan (the "Plan") is an Amendment and Restatement of predecessor programs sponsored by the Company that where first adopted on October 1, 1980, to provide supplemental pension, disability and death benefits to certain employees of the Company. The Plan is intended to constitute an unfunded plan of deferred compensation for a select group of management or highly compensated employees for purposes of Title I of ERISA.



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                                    ARTICLE 2
                                   DEFINITIONS




Whenever used herein, the terms set forth below have the following meanings unless a different meaning is clearly required by the context:


2.01. "Active Service" means the period of active employment but excluding any time the individual is absent on account of disability and receiving or eligible to receive sickness or accident disability benefits under the Company's  Sickness and Accident
Disability Benefit
         Plan.


2.02. "ADEA" means the Age Discrimination in Employment Act of 1967, as it
         may be amended from time to time.


2.03.    "Adjusted  Career  Average  Pay"  as  used  in  the
Alternate  Formula
         described in Section 4.02(b), means (i) in the case of an Officer, the sum of A and B below divided by such Officer's Term of Employment and
         (ii) in the case of an E-band Employee, the amount described in B below divided by such E-band Employee's Term of Employment:


                      A.     the sum of (1) the average of an
Officer's  annual
                             Short Term Incentive  Awards and any
salary amounts
                             deferred under the AT&T Senior
Management Incentive
                             Award  Deferral  Plan  includable  in
the 1989 Base
                             Period  multiplied by his or her Term
of Employment
                             as of  December  31,  1989 and (2)
his or her Short
                             Term Incentive  Awards  includable
under the Basic
                             Formula and any salary  amounts
deferred under the
                             AT&T Senior  Management  Incentive
Award  Deferral
                             Plan for the  period  from  January
1, 1990 to the
                             date of retirement.


                      B.     the sum of (a) the product of (i) the
Participant's
                             average  annual  "Compensation"  as
defined in the
                             Pension  Plan for the 1992 Base
Period and (ii) the
                             Participant's Term of Employment as
of December 31,
                             1992 and (b) the Participant's
"Compensation"  for
                             the period from  January 1, 1993 to
the last day of
                             his or her Term of Employment.


2.04.    "Administrator"  means  the   person  identified  as
the  Pension Plan
         Administrator under the Pension Plan or such other person or entity designated by the Company.


2.05. "Affiliated Corporation" means any corporation or other entity of which 50 percent or more of the voting stock is owned directly or indirectly by AT&T.


2.06.    "AT&T" or "Company"  means AT&T Corp. (formerly  American
Telephone and
         Telegraph Company), a New York Corporation, or its successors.


2.07.    "1989 Base Period"   means  the   period   from   January
1, 1987,   to
         December  31, 1989.


2.08.    "1992 Base Period"   means   the  period   from   January
1, 1990,   to
         December 31, 1992.


2.09.    "Board"  means the Board of Directors of AT&T.


2.10. "Committee" means the Employees' Benefit Committee appointed by the
         Company to administer the Pension Plan.


2.11. "Covered Compensation Base" means an amount which is the average of the maximum wage amounts on which an employee's liability for Social
         Security taxes were determined for each year beginning with January 1,
         1958 and ending with the year in which the calculation is made.


2.12. "Delegate" means the Board's authorized representative designated pursuant to a delegation of authority by the Board to act on behalf of or to perform one or more administrative responsibilities under the
         Plan.


2.13. "E-band Employee" means any employee of a Participating Company employed in a position evaluated or classified as an "E-band" or equivalent position by the Company, except that no employee who is assigned to such a position on a temporary basis after being notified in writing of the temporary status of such assignment shall be an
         "E-band Employee" for any purpose under this Plan.


2.14.    "ERISA"  means the  Employee Retirement Income Security
Act of 1974, as
         amended from time to time.


2.15.    "Long Term Disability Plan"  means  the  AT&T   Senior
Management Long
         Term Disability and Survivor Protection Plan.


2.16.    "Normal Retirement Age"  means  the  Normal  Retirement
Age determined
         under the Pension Plan.


2.17.    "Officer"  means any  employee  of a  Participating
Company  holding a
         position evaluated or classified above the "E-band" level by the
         Company, except that no employee who is assigned to such a position on a temporary basis after being notified in writing of the temporary status of such assignment shall be an "Officer" for any purpose under this Plan.


2.18. "Participant" means an Officer who is eligible for a service pension, deferred vested pension or disability pension under the terms of the
         Pension Plan or an E-band Employee who is eligible for a service pension under the terms of the Pension Plan.


2.19.    "Participating  Company"  means  AT&T and  any
Affiliated  Corporation
         which has elected, with the approval of the Committee as required by
         Section 8.01, to participate in the Plan.


2.20. "Pension Plan" means the AT&T Management Pension Plan, as amended from time to time.


2.21. "Pension Plan Benefit" means the annual pension benefit determined under the Pension Plan without regard to the limitations on covered compensation  under Section  401(a)(17) of the Internal
Revenue Code of
         1986, or the limitations on benefit accruals and payments under Section
         415 of the Internal Revenue Code of 1986, and before any reduction in such pension benefit for the cost of a survivor annuity or for early retirement.


2.22. "Plan" means this AT&T Non-Qualified Pension Plan, as set forth herein and as amended from time to time.


2.23. "Position Rate" means an amount established periodically by the Company for each Officer position upon which base salaries are administered.


2.24. "Short Term Incentive Award" means the actual amount awarded (including any amounts deferred pursuant to the AT&T Senior
Management  Incentive
         Award Deferral Plan) annually to an Officer pursuant to the AT&T Short
         Term Incentive Plan or predecessor short term incentive plans. Short
         Term Incentive Awards shall, for purposes of this Plan, be considered to be awarded on the last day of the performance period with respect to which they are earned.


2.25. "Standard Award" means an amount determined periodically for each
         Position Rate under the AT&T Short Term Incentive Plan or predecessor short term incentive plans.


2.26.    "Successor Plan Sponsor" means Lucent  Technologies  Inc.
and any other
         corporation or entity that enters into an agreement or agreements providing for the assumption of liabilities arising under this Plan comparable to the Management Interchange Agreement dated as of April 8,
         1996, and the Employee  Benefits  Agreement dated
February 1, 1996, and
         amended and restated as of March 29, 1996, between AT&T and Lucent
         Technologies Inc.


2.27.    "Term of  Employment"  means the  period  of  employment
described  in
         Section 2.38 of the Pension Plan and, unless  expressly
limited by the
         context,  shall also mean the number of full or partial
calendar years
         comprising  Years of Service as defined in Section  2.39
of the Pension
         Plan.


2.28.    "Total Compensation" As used in the Alternate Minimum
Formula described
         in Section 4.02(c) means the sum of (i) the elements of Compensation as defined in Section 4.2(f) of the Pension Plan, (ii) salary amounts deferred  under the AT&T Senior  Management  Incentive
Award  Deferral
         Plan, and (iii) Short Term Incentive Awards.


2.29.    "Transition   Participant"   means  a   Participant   as
to  whom  the
         responsibility and liability for the payment of benefits accrued or payable under this Plan has been assumed by a Successor
Plan Sponsor.






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                                    ARTICLE 3
                          PARTICIPATION AND ELIGIBILITY




3.01.    Participation.

         All Officers and E-band Employees who meet the criteria set forth in
         Section 2.18 shall be eligible to participate in this Plan.

3.02.    Eligibility.


         (a) Service Benefit. Each Participant who is eligible for a service pension pursuant to the terms of the Pension Plan (
                  excluding for purposes of this Section 3.02(a) the effect of any management pension enhancement  pursuant to
Section 4.2(h)
                  of the Pension  Plan) and who meets the
relevant  requirements
                  of Article 4 shall be eligible for a service benefit pursuant to this Plan.


         (b)      Deferred Benefit.


                  (i)   Except as otherwise specified in Sections
4.04 and 4.05,
                        an Officer who is eligible for a deferred vested pension
                        pursuant to the terms and conditions of
the Pension Plan
                        is  eligible  for a deferred  benefit
pursuant  to this
                        Plan.


                  (ii)  An Officer  who leaves  the  service of a
Participating
                        Company and who has elected to have his or
her  deferred
                        vested pension payable early in reduced
amounts pursuant
                        to the terms and conditions of the Pension
Plan shall be
                        deemed  to  have  elected  to have  his or
her  deferred
                        benefits  under  this  Plan  payable
early  in  reduced
                        amounts under the same terms and
conditions as set forth
                        in the Pension  Plan.  In the event of
such an election,
                        the  amount of  deferred  benefit
otherwise  payable at
                        Normal   Retirement   Age   under   this
Plan  to  such
                        participant shall be reduced in accordance with the same
                        formulas  as are set forth in the
Pension  Plan for the
                        discounting of the deferred vested pension.


                  (iii) The  Committee,  the  Administrator  or a
Delegate,  as
                        appropriate, shall notify each Officer who leaves the
                        employment of such Participating Company
(except to take
                        employment without a break in service with another
                        Participating  Company or other
Affiliated  Corporation)
                        of  his or  her  eligibility,  if  any,
for a  deferred
                        benefit by mailing, within a reasonable time after his
                        or her  leaving,  a  notice  to his  or
her  last  known
                        address as shown on the Participating
Company's records.


         (c)      Disability  Benefit. A Participant who, while an
Officer,  has
                  become eligible for a Disability  Pension
pursuant to Section
                  4.1(c) of the Pension  Plan shall be eligible
for a Disability
                  Benefit   hereunder.   Should   the
Disability   Pension  be
                  discontinued  (other than by reason of
conversion to a Service
                  Pension) pursuant to the terms of the Pension Plan, the
                  Disability Benefit hereunder shall be discontinued as well.


         (d)      Contingent Benefits.


                  (i)   An  Officer  who,  on  or  after  January
1,  1986,  is
                        reassigned  to a  position  evaluated
below the  E-band
                        level for reasons other than
unsatisfactory performance,
                        and  who  has  satisfied  the  vesting
requirements  of
                        Section 3.02(a) or Section 3.02(b) of this Plan as of
                        the  reassignment  date,  will be
eligible  for Officer
                        benefits upon his or her termination of employment
                        provided he or she is then eligible for
either a service
                        pension  under  Section  4.1(a)  or  a
deferred  vested
                        pension  under Section  4.1(b) of the
Pension Plan.  The
                        determination  of the  amount of such
former  Officer's
                        benefits will be based on his or her Term of Employment
                        completed as of the reassignment date and shall be
                        computed in accordance with Section
4.02(a) in effect on
                        such date.


                  (ii)  An  Officer  who,  on  or  after  January
1,  1986,  is
                        reassigned to a position evaluated below the E-band, and
                        who has not satisfied the vesting
requirements  of this
                        Plan as of the reassignment date, will not be eligible
                        for benefits under this Plan upon his or her termination
                                 of employment.


                  (iii) An  Officer  who,  on  or  after  January
1,  1986,  is
                        reassigned  to a position  evaluated at
the E-band level
                        for reasons other than unsatisfactory
performance,  and
                        who has  satisfied the vesting
requirements  of Section
                        3.02(a)  or  Section  3.02(b)  of  this
Plan  as of the
                        reassignment  date shall be  eligible  for
a benefit (A)
                        under Section 3.02(a), if such Officer is
eligible for a
                        service pension under Section 4.1(a) of
the Pension Plan
                        on the last day of his or her Term of
Employment or (B)
                        under Section  3.02(b),  if such Officer
is not eligible
                        for a  service  pension  under  Section
4.1(a)  of  the
                        Pension  Plan  on the  last  day of his or
her  Term  of
                        Employment.   The  benefit  of  any
reassigned  Officer
                        described  in  this  Section
3.02(d)(iii)(A)  shall  be
                        computed  based on his or her Term of
Employment  and in
                        accordance  with  Section  4.02(b) in
effect on the last
                        day of  such  Term of  Employment.  The
benefit  of any
                        reassigned    Officer    described   in
this   Section
                        3.02(d)(iii)(B) shall be computed based on his or her
                        Term of Employment completed as of the last day of the
                        year  in  which  his or her job is
reclassified  and in
                        accordance with Section 4.02(a) in effect as of the date
                              of such reassignment.


                  (iv) A Participant, other than an Officer whose job is
                        classified  or  reclassified  during or
after  1986 to a
                        level  below  E-band  will be  eligible
for the service
                        benefit  described  in Section  3.02(a)
and  computed in
                        accordance with Section 4.02(b) based on his or her Term
                        of Employment completed as of the last day of 1988 or if
                        later, the last day of the year in which his or her job
                        is reclassified  and based on the
provisions of the Plan
                        in effect on such day, provided he or she is then
                        eligible for a service pension under the Pension Plan,
                        and further provided he or she is not
demoted subsequent
                        to such day because of  unsatisfactory
job  performance
                        prior to retiring under the Pension Plan.

                                    ARTICLE 4
                                PENSION BENEFITS




4.01.    Benefit Eligibility.


         (a) Officers. The following provisions govern the eligibility for benefits of Officers whose retirement date is on or after
                  December 31, 1993.


                  (i) The benefit of an Officer who had at least five Years of
                        Service as an Officer as of  December
31,  1993 will be
                        the  greater of the annual  benefit
amounts  determined
                        under the Basic  Formula,  the Alternate
Formula or the
                        Alternate Minimum Formula described in
Sections 4.02(a),
                        (b) and (c) respectively.


                  (ii) The benefit of an Officer who is not described in
                        Section 4.01(a)(i) but who is eligible for a service
                        pension under  Section  4.1(a) of the
Pension Plan as of
                        the last day of his or her  Term of
Employment  will be
                        the  greater of the  annual  benefit
amounts  under the
                        Basic Formula or the Alternate Formula described in
                        Sections 4.02(a) and (b) respectively.


                  (iii) The  benefit  of an  Officer  who  is not
described  in
                        Sections  4.01(a)(i)  or (ii) but who is
eligible  for a
                        deferred  vested  pension  under  Section
4.1(b)  or  a
                        disability pension under Section 4.1(c)
the Pension Plan
                        as of the last day of his or her Term of
Employment will
                        be  the  amount   determined  under  the
Basic  Formula
                        described in Section 4.02(a).


                  (iv)  The benefit payable to the surviving
lawful spouse of an
                        Officer shall be  determined in
accordance  with Section
                        4.02(d)(i), if the Officer is an employee at the time of
                        death and in accordance  with Sections
4.02(d)(ii)  and
                        (iii),  if the Officer is not an employee
at the time of
                        death.

         (b) E-band Employees. The annual service benefit of an E-band
                  Employee whose retirement date is on or after October 19,
                  1993, will be the amount computed under the Alternate Formula described in Section 4.02(b). The benefit payable to the
                  surviving  lawful  spouse  of  an  E-band
Employee  shall  be
                  determined  in  accordance  with  Section
4.02(d)(i),  if the
                  E-band Employee is an employee at the time of death. The
                  formulas  for  computing  the  pension
benefits  of an E-band
                  Employee whose employment terminated prior to October 19,
                         1993, are shown in Appendix A.


4.02.    Benefit Formulas.


         (a) Basic Formula. The annual service or disability benefit under the Basic Formula shall be determined by adding (A) the
                  product of one and five-tenths percent (1.5%) of the average annual  Short Term  Incentive  Awards for the
1989 Base Period
                  and the Officer's Term of Employment as of December 31, 1989,
                  and (B) the sum of one and  six-tenths  percent
(1.6%) of the
                  Short Term Incentive Award for each successive full or partial calendar year of employment following 1989.


                  (i)   Early Retirement Discount.  The monthly
service benefit,
                        determined in accordance  with the Basic
Formula of this
                        Section  4.02(a),  for each  Officer  who
is  granted  a
                        service benefit for reasons other than
total  disability
                        as a result of sickness or injury, shall be reduced by
                        one-half percent (0.5%) for each calendar month or part
                        thereof by which his or her age at time benefits are
                        first paid under this Plan is less than
fifty-five (55)
                        years, except that each Officer retired
with thirty (30)
                        or more years of service shall receive a monthly benefit
                        allowance  reduced by  one-quarter
percent  (0.25%) for
                        each  calendar  month  or part  thereof
by  which  such
                        Officer's  age at the time benefits are
first paid under
                        this Plan is less than fifty-five (55)
years.


                  (ii)  Deferred  Benefit  Amount.  The monthly
benefit for each
                        Officer  eligible  for  a  deferred
benefit  under  the
                        provisions  of  Section   3.02(b)  shall
be  calculated
                        exclusively in accordance with the
provisions  specified
                        as  applicable  to those  receiving a
benefit under this
                        Section  4.02(a)  effective  as of the
date such Officer
                        leaves the service of a Participating
Company.


                  (iii) An Officer who leaves the service of a Participating
                        Company  with  eligibility  for a
deferred  benefit  in
                        accordance with Section 3.02(b) but who is not entitled
                        to any other class of pension or benefit under this Plan
                        shall  not  be  considered  a  retiree
pursuant  to the
                        Pension Plan or a retired Officer.


         (b) Alternate Formula. The annual benefit under the Alternate
                  Formula shall be the excess of B over A, where A equals the
                  Participant's Pension Plan Benefit and B equals the product of one and seven-tenths percent (1.7%) of the Participant's
                  Adjusted Career Average Pay, less eight-tenths of one percent
                  (0.8%) of the Participant's Covered Compensation
Base, and the
                  Participant's Term of Employment. The service benefit under this Alternate Formula will be reduced in case of retirement before age 60 by applying the appropriate reduction factor from the Table of such factors shown in Appendix C to such benefit.


         (c) Alternate Minimum Formula. The annual benefit under the
                  Alternate  Minimum Formula in this Section
4.02(c) shall be an
                  amount equal to (A) the product of the greater of the amount determined under Formula A or the amount determined under
                  Formula B, multiplied by the applicable factor set forth in
                  Appendix B, less (B) the amount of the
Officer's  Pension Plan
                  Benefit.


                  (i)   Formula A. For purposes of the Alternate
Minimum Formula
                        in this Section 4.02(c),  Formula A means
the sum of (a)
                        the  product of one and five  tenths
percent  (1.5%) of
                        average  calendar year Total
Compensation  for the 1992
                        Base  Period and the Term of  Employment
as of December
                        31,  1992 and (b) one and six  tenths
percent  (1.6%)of
                        Total   Compensation   for  the
calendar   year   1993
                        actuarially reduced in case of retirement before age 55
                        by applying the appropriate  reduction
factor set forth
                             in Section 4.02(a)(i).


                  (ii)  Formula  B.  For  purposes  of  this
Alternate  Minimum
                        Formula  in this  Section  4.02(c),
Formula B means the
                        product  of (a)  the  excess  of one  and
seven  tenths
                        percent  (1.7%) of Adjusted  Career
Average  Pay,  over
                        eight  tenths  of one  percent  (0.8%)
of  the  Covered
                        Compensation   Base,  and  (b)  the
Officer's  Term  of
                        Employment  at  December  31,  1993,
reduced in case of
                        retirement  before age 60 by  applying
the  appropriate
                        reduction factor set forth in Appendix C.


         (d)      Automatic Survivor Annuities.


                  (i)   Before-Retirement.  In  the  event  of
the  death  of an
                        active Participant whose Term of
Employment  includes at
                        least  fifteen  years or who is  eligible
for a service
                        benefit under Section  4.02(a) at the time
of his or her
                        death and who leaves a  surviving  lawful
spouse,  such
                        surviving lawful spouse shall receive,
effective on the
                        day following the date of death,  a
survivor  annuity in
                        the amount of forty five  percent  (45%)
of the  benefit
                        which  would  have  been  payable  had
such  Participant
                        retired with a service benefit, regardless
of his or her
                        actual eligibility  therefor,  on the date
of his or her
                        death.  For purposes of the automatic
survivor  annuity
                        provided   in  this   Section
4.02(d)(i),   the  early
                        retirement  discounts  in Sections
4.02(a)(i)  and 4.02
                             (b)(i) shall not apply.


                  (ii)  Post-Retirement.  Upon the death of an
Officer receiving
                        a service or disability benefit under this Plan who
                        retired on or after December 31, 1986 or retired prior
                        to that date but had not reached age 55 on or before
                        December 31, 1983, a survivor annuity in the amount of
                        45% of such retired  Officer's  monthly
benefit  amount
                        will be payable  beginning on the day
following the date
                        of his or her death to the  surviving
lawful  spouse of
                              such retired Officer.


                  (iii) Post-Retirement  Transition  Cases.  In
the  case  of a
                        deceased Officer who retired prior to
December 31, 1987,
                        the survivor  annuity payable under
Section  4.02(d)(ii)
                        above,  shall be  increased by the amount
required,  if
                        any, to bring the total monthly survivor
annuity payable
                        under this Plan to an amount computed by
multiplying the
                        product of the average of such Officer's
Standard Awards
                        for a  maximum  of six  (6)  years  prior
to his or her
                        retirement  year  and  sixty-five
hundredths   percent
                        (0.65%) by his or her Term of
Employment,  and dividing
                        the  result  by  twelve  (12);   the
Standard   Awards
                        includable in this computation cannot exceed sixty
                        percent (0.60%) of such Officer's Position
Rate.


         (e) Special Increases. Service and disability benefit payments, as determined under Sections 4.02(a) and (b), of retired Officers and service benefit payments, as determined under Section
                  4.02(b), of retired E-band Employees, and survivor annuities in pay status under Sections 4.02(d)(i),
(d)(ii), and (d)(iii)
                  shall be increased by the same percentage and pursuant to the same terms and conditions as are set forth for comparable
                  payments, from time to time, in the Pension Plan.

4.03.    Monthly Payments.


         The annual benefit determined under this Article 4 shall be divided by twelve (12) and shall be payable monthly or at such other periods as the Committee or the Administrator, as applicable, may determine in each case.


4.04.    Commencement and Duration of Payments

         (i)  Subject  to the  exception  set forth in  paragraph
(ii)  herein,
         benefits granted under this Plan shall commence on the date the benefits under the Pension Plan are first paid to the Participant and shall,  except for the reasons specified in Sections
3.02(c),  4.05 and
         9.12, continue to the death of the recipient.

         (ii) Any benefit payable to an Officer  pursuant to
Section 4.02(c) who
         had at least five Years of Service as an Officer as of December 31,
         1993 and as to whom the sum of his or her attained age and Term of
         Employment equaled or exceeded seventy (70) as of that date shall be payable as of the last day of his or her Term of Employment and shall, except for the reasons  specified  in Section  4.05 and
Section  9.12,
         continue to his or her death. (iii) Benefit amounts accrued and payable under this Article 4 but not actually paid at the time of death of a
         Participant shall be paid in accordance with the standards and procedures set forth in the Pension Plan.

4.05.    Treatment During Subsequent Employment.

         When a Participant's Term of Employment includes service
with more than
         one Participating Company or with a company that is not a
Participating
         Company,   the  last  Participating   Company  to
employ  him  or  her
         immediately prior to his or her retirement or termination of employment with entitlement to a benefit hereunder shall be responsible for the full benefit under this Plan. Employment with any Participating Company subsequent to retirement or termination of employment with entitlement to any type of benefit under this Plan shall result in the permanent suspension of the benefit for the period of such employment or reemployment to the extent and in a manner consistent with the terms and conditions applicable to the suspension of benefit payments under the Pension Plan. Payment of a Participant's benefit under this Plan shall resume simultaneously with the recommencement of his or her benefits under the Pension Plan. Following recommencement of payment under this Plan, the Participant (or surviving lawful spouse) shall not be eligible to receive any payments under this Plan that would otherwise have been payable but for the suspension.

4.06.    Method and Form of Payment.

         Payments under this Article 4 shall be made in the same manner as set forth under the Pension Plan.

                                    ARTICLE 5
                                 DEATH BENEFITS

5.01.    Participation.

         Upon the death of an active Officer or an Officer who, on or after
         August 10, 1980, retires on a service or disability pension under the
         Pension Plan (excluding for purposes of this Section 5.01 the effect of any management  pension  enhancement  pursuant to Section
4.2(h) of the
         Pension Plan) or who terminates employment with eligibility to receive payments under the Long Term Disability  Plan, a Death
Benefit shall be
         provided under this Article 5. The Death Benefits under this Article 5 are in addition to the accident, sickness and pensioner death benefits under the Death Benefit Plan in the Pension Plan and shall be paid to the same beneficiary or beneficiaries and administered in the same manner as such benefits under the Pension Plan.

5.02.    Death Benefits.


         (a) Primary Death Benefit. In the case of the death of an Officer described in Section 5.01 a benefit equal to one year's wages shall be paid.


                  (i) Death Prior to June 1, 1991. For purposes of determining the benefit  payable  under this  Section
5.02(a)  with
                        respect  to an Officer  who dies on or
after  August 10,
                        1980 but  prior to June 1,  1991,  one
year's  wages is
                        defined as the lesser of the Officer's
Standard Award in
                        effect as of the earlier of his or her
retirement  date,
                        termination date or date of death, or the percentage
                        shown  below  of  his  or her  Position
Rate  as of the
                             earlier of such dates:


                                   Percentage

               Retirement, Termination or Death: of Position Rate


         On or After September 30, 1983 through May 31,
1991         60%


         October 31, 1981 through September 29,
1983                 50%


         August 10, 1980 through October 30,
1981                    15%


                  (ii)  Death  On  or  After  June  1,  1991.
For  purposes  of
                        determining the benefit payable under this Section
                        5.02(a)  with respect to an Officer who
dies on or after
                        June 1, 1991, one year's wages is defined as the greater
                        of (A) his or her Short Term Award for the calendar year
                        preceding  the  earlier  of his or her
date of death or
                        date of  retirement,  or (B) the
Officer's  Short  Term
                        Award payable with respect to any later
partial calendar
                             year period of service.


         (b) Other Post-Retirement Death Benefits. An additional death benefit described in this Section 5.02(b) shall be provided under this Plan in the case of an Officer who retires on a service or disability Pension under the Pension Plan after
                  December 31, 1986, or before such date provided he or she did not attain age 55 on or before December 31, 1983. The death benefits under Section 5.02(b)(ii) are provided also in the case of an Officer who terminates employment with entitlement to Long Term Disability Plan payments.


                  (i)   Group  Life  Differential.  Upon the death
of an Officer
                        age 66 or older who retired after December
31, 1986, and
                        before  October  1, 1990,  the
difference  between  the
                        amount of his or her Basic  Group Life
Insurance  under
                        the Company's Group Life Insurance
Program which was in
                        effect on the day  before  his or her
sixty-sixth  (66)
                        birthday  and the amount of such
insurance in effect on
                        the date of his or her death shall be paid in a lump sum
                        to a  beneficiary  or  beneficiaries
designated  by the
                        Officer,  or,  if there is no such
beneficiary,  to the
                                Officer's Estate.


                  (ii)  Tax  Differential.  An individual who is
the beneficiary
                        of  a  deceased   retired  Officer  or
an  Officer  who
                        terminated  employment  with  entitlement
to Long  Term
                        Disability  payments and who receives one
or more of the
                        benefits  listed  below,  shall be
eligible to receive,
                        under  this  Section  5.02(b)(ii),  a
tax  differential
                        payment   related   to  the   difference
between   the
                        beneficiary's  assumed  Federal  Income
tax liability on
                        such benefit or benefits and the
beneficiary's  assumed
                        Federal   Income  Tax  liability  had
such  benefit  or
                        benefits been funded by the proceeds of a life insurance
                        policy on the life of the retired Officer:


                      (A)  Post-Retirement Survivo Annuity
described in Section
                           4.02(d)(ii),


                      (B)  Pensioner Death Benefit described in
Section 5.02(a),


                      (C)  Group Life  Differential  Death
Benefit described in
                           Section 5.02(b)(i),


                      (D)  Pensioner  Death Benefit described  in
Paragraph 3 of
                           Section 5 of the Pension Plan, and


                      (E)  The Death Benefit  described in Section
5 of the Long
                           Term Disability Plan.


                  Federal  Estate Tax and state and local
inheritance or income
                  taxes  shall  not  be   considered   in
computing   the  tax
                  differential payment under this Section
5.02(b)(ii).

                                    ARTICLE 6
                                SOURCE OF PAYMENT

6.01.    Source of Payments.

         AT&T may  establish a trust to hold  assets to be used to
make  benefit
         payments  under the terms of this  Plan,  provided  such
trust does not
         cause the Plan to be  "funded"  within  the  meaning  of
ERISA.  Funds
         invested  hereunder  shall, for purposes of this Plan, be
considered to
         be  part of the  general  assets  of the  Participating
Company  which
         invested the funds,  and no  Participant,  beneficiary or
lawful spouse
         shall have any  interest  or right in such funds.  To the
extent  trust
         assets are  available,  they may be used to pay benefits
arising under
         this Plan and all costs,  charges and expenses relating
thereto. To the
         extent  that the funds held in the trust are
insufficient  to pay such
         benefits,   costs,  charges  and  expenses,  AT&T  or
the  responsible
         Participating  Company  shall pay such  benefits,
costs,  charges  and
         expenses from its general  assets.  In addition,  AT&T
may, in its sole
         discretion,  direct  that  payments  required  under
this  Plan to any
         Participant or surviving lawful spouse be made through
the purchase and
         distribution of one or more nontransferable  annuity
contracts or cause
         the  trustee  of the trust to  purchase  and  distribute
such  annuity
         contracts.  Any such purchase and  distribution of an
annuity  contract
         shall be a full and complete  discharge  of the Plan's,
AT&T's and the
         Participating  Companies'  liability for payments assumed
by the issuer
         of the annuity  contract.  Further,  the Senior Vice
President,  Human
         Resources,  may determine,  in his sole  discretion,  to
pay additional
         sums to any Senior Manager,  from the Company's  general
assets or from
         the trust,  if any, to  reimburse  the Senior  Manager
for  additional
         federal and state  income  taxes  estimated to be
incurred by reason of
         the  distribution  of any  such  annuity  contracts.
The  Senior  Vice
         President,   Human   Resources   shall   establish  a
methodology   or
         methodologies for determining the amount of such additional sums. The methodology or methodologies selected shall be those that the Senior
         Vice President, Human Resources determines, in his sole discretion, to be the most effective and administratively feasible for the purpose of producing after tax periodic benefit payments that approximate the after tax periodic benefit payments that would have been received by
         [Senior Managers] in the absence of the distribution of the annuity contract.

6.02.    Unfunded Status.

         The Plan at all times shall be entirely unfunded for purposes of the
         Internal Revenue Code of 1986 and ERISA, and, except as provided in
         Section  6.01,  no provision  shall at any time be made
with respect to
         segregating any assets of a Participating Company for payment of any benefits hereunder. The Plan constitutes a mere promise by the
         Participating Company to make payments, if any, in the future. No
         Participant, surviving lawful spouse or any other person shall have any interest in any particular assets of a Participating
Company by reason
         of the right to receive a benefit under the Plan and to the extent the
         Participant, surviving lawful spouse or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a
         Participating Company.

                                    ARTICLE 7
                           ADMINISTRATION OF THE PLAN




7.01.    Administration and Authorities.

         The Plan shall be administered by the Company and it shall have full discretionary authority to manage and control the operation and administration of the Plan, including the power to interpret provisions of the Plan, make determinations of fact, promulgate rules and regulations, determine benefit eligibility of individual and classes of
         Participants (including, without limitation, determinations of a
         Participant's applicable Term of Employment,  Position
Rate and rate of
         pay), delegate its powers and duties hereunder to the Committee, the
         Administrator or others and take such other action as it shall find necessary and appropriate to implement the provisions of the Plan. The
         Committee and the Administrator may retain attorneys, consultants, accountants or other persons (who may be employees of the Company or an
         Affiliated Corporation) to render advice and assistance and may delegate any of the authorities conferred on it to such persons as it shall determine to be appropriate to effect the discharge of its duties hereunder. The Company, the Affiliated Corporations and any of their
         Officers and E-band Employees shall be entitled to rely upon the advice, opinions, and determinations of any such persons. Any exercise of the authorities set forth in this Section, whether by the Company, the Committee or its Delegate, or the Administrator, shall be final and binding upon the Company, its Affiliated Corporations, their officers, directors and affected Participants and beneficiaries.

7.02.    Committee.

         The Company has delegated to the Committee  authority to
make the final
         determination  to grant or deny claims for benefits under
the Plan with
         respect  to   Participants,   surviving   lawful
spouses,   and  other
         beneficiaries and to authorize disbursements according to the terms of the Plan.

7.03.    Indemnification.

         No member of the Board,  the  Committee or the
Administrator  shall be
         personally  liable  by  reason  of any  contract  or
other  instrument
         executed  by  such  individual  or on his or her  behalf
in his or her
         capacity as a member of the Board,  Committee or the
Administrator nor
         for any  mistake  of  judgment  made  in good  faith,
and  AT&T  shall
         indemnify and hold  harmless  each member of the Board,
each member of
         the Committee,  the Administrator and each other
employee,  officer, or
         director of AT&T or any Participating Company to whom any
duty or power
         relating to the  administration  or  interpretation  of
the Plan may be
         allocated  or  delegated,   against  any  cost  or
expense  (including
         attorneys' fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

7.04.    Benefit Claims and Appeals


         (a) Benefit Claims. All claims for benefit payments under the Plan shall be submitted in writing by Participants to the person designated  by  the  Company  to  make
determinations  as  to
                  eligibility for benefits under the Plan and such person shall notify the Participant in writing within 90 days after receipt as to whether the claim has been granted or denied. This
                  period  may be  extended  for up to an
additional  90 days in
                  unusual cases provided that written notice of the extension is furnished to the claimant prior to the commencement of the extension. In the event the claim is denied, such notice shall
                  (i) set forth the specific reason or reasons for denial, (ii)
                  make reference to the pertinent  Plan
provisions on which the
                  denial is based,  (iii)  describe any
additional  material or
                  information necessary before the Participant's request may be acted upon favorably, and (iv) explain the procedure for
                  appealing the adverse determination.


         (b)      Benefit  Appeals.  A  Participant  whose  claim
for  benefits
                  has  been  denied  may,  within  60 days  of
receipt  of  any
                  adverse  benefit  determination,  appeal  such
denial  to the
                  Committee.  All   appeals  shall be  in  the
form of a written
                  statement  and  shall (i) set  forth  all  of
the  reasons in
                  support of favorable action on the appeal, (ii)
identify those
                  provisions of the Plan upon which the claimant
is relying, and
                  (iii) include copies of any other documents or
materials which
                  may   support  favorable  consideration   of
the  claim. The
                  Committee shall decide the issues presented within 60 days after receipt of such request, but this period may be extended for up to an additional 60 days in unusual cases provided that written notice of the extension is furnished to the claimant prior to the  commencement  of the  extension.
The decision of
                  the Committee shall be set forth in writing, include specific reasons for  the decision,  refer to pertinent
Plan provisions
                  on which the decision is based, and shall be final and bindin on all persons affected thereby.

                                    ARTICLE 8
                       Adoption, Amendment and Termination




8.01.    Adoption of Plan.

         Any Affiliated Corporation that participates in the Pension Plan may, with the consent of the Committee, elect to participate in the Plan.
         Such Affiliated  Corporation shall become a Participating
Company as of
         the date specified by the Committee in its resolution approving the participation of the Affiliated Corporation in the Plan.

8.02.    Amendment and Termination.

         AT&T is the Sponsor of the Plan and the Board or its Delegate, may from time to time amend, modify or change the Plan as set forth in this document, and the Board or its Delegate (acting pursuant to the Board's delegations of authority then in effect) may terminate the Plan at any time. Plan amendments may include, but are not limited to, elimination or reduction in the level or type of benefits provided to any class or classes of Participant (and surviving lawful spouses).
Any and all Plan
         amendments may be made without the consent of any Participant, surviving lawful spouse or beneficiary. Notwithstanding the foregoing, no such amendment, suspension or termination shall retroactively impair or otherwise adversely affect the rights of any Participant or surviving lawful spouse to benefits under the Plan to which they have previously become entitled as a result of a Participant's satisfaction of the vesting schedule of this Plan which is the same as and never will be greater than the vesting schedule under the Pension Plan.

8.03.    Sale, Spin-Off, or Other Disposition of Participating
Company.


         (a) Subject to Section 9.01 of this Plan, in the event AT&T sells, spins off, or otherwise disposes of an
Affiliated Corporation,
                  or disposes of all or substantially all of the assets of an
                  Affiliated Corporation such that one or more Participants
                  terminate employment for the purposes of accepting employment with the purchaser of such stock or assets, any person
                  employed by such Affiliated Corporation who ceases to be an employee  of the  Company or an  Affiliated
Corporation  as a
                  result of the sale, spin-off, or disposition shall be deemed to have terminated his or her employment with a Participating
                  Company for all relevant purposes under this Plan.


         (b)      Notwithstanding the foregoing provisions of this
Section 8.03,
                  and  subject  to  Section  9.01 of  this  Plan,
if the  sale,
                  spin-off,  or other  disposition  of the stock
or assets of an
                  Affiliated Corporation is to a Successor Plan
Sponsor with the
                  effect  that  a   Participant   is  or  becomes
a  Transition
                  Participant, the Successor Plan Sponsor shall be solely liable for the payment of the pension and death benefits described in this Plan, and the  entitlement of the
Transition  Participant
                  or his or her surviving lawful spouse or beneficiary to
                  benefits  under  this  Plan  shall  terminate.
A  Transition
                  Participant shall not be considered to have terminated his or her employment  with AT&T or a  Participating
Company for any
                  purpose under this Plan.

                                    ARTICLE 9
                               GENERAL PROVISIONS




9.01.    Binding Effect.

         The  Plan  shall be  binding  upon and  inure  to the
benefit  of each
         Participating   Company  and  its  successors  and
assigns,  and  each
         Participant, employee, his or her successors, assigns, designees, spouse, and estate. The Plan shall also be binding upon any successor corporation or organization succeeding to substantially all of the assets and business of AT&T, but nothing in the Plan shall preclude
         AT&T from merging or consolidating into or with, or transferring all or substantially all of its assets to, another corporation which assumes the Plan and all obligations of AT&T hereunder. AT&T agrees that it will make appropriate provision for the preservation of the rights of
         Participants, employees and surviving lawful spouses under the Plan in any agreement or plan or reorganization into which it may enter to effect any merger, consolidation, reorganization or transfer of assets.
         Upon such a merger, consolidation, reorganization, or transfer of assets and assumption that results in a Participant continuing to be employed  by  the  Company  or  an  Affiliated
Corporation,  the  term
         "Participating Company" shall refer to such other corporation and the
         Plan shall continue in full force and effect as to that Participant and his or her lawful spouse or other beneficiary.

9.02.    Fiduciary Relationship.

         Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or be construed to create a trust or contract of any kind, or a fiduciary relationship between or among
         AT&T, any other Participating Company, any Affiliated
Corporation,  the
         Board, the Administrator, the Committee, any Participant, employee, any surviving lawful spouse or any other person.

9.03.    No Guarantee of Employment.

         Neither the Plan nor any action taken hereunder shall be construed as
         (i) a contract of employment or deemed to give any employee the right to be retained in the employment of a Participating
Company, the right
         to any level of compensation, or the right to future participation in the Plan; or (ii) affecting the right of the Participating Company to discharge or dismiss any employee at any time.

9.04.    Tax Withholding.

         AT&T shall withhold all federal, state, local or other taxes required by law to be withheld from payments or accruals under the Plan.

9.05.    Assignment of Benefits.

         The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, executed upon, encumbered, or subjected to any charge or legal process; no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including without limitation, any judgment or claim for alimony, support or separate maintenance pursuant to a domestic relations  order  within the meaning of Section
206(d)(3) of ERISA and
         claims in bankruptcy proceedings. Any such attempted disposition shall be null and void.

9.06.    Facility of Payment.

         If the Administrator shall find that any person to whom any amount is or was payable under the Plan is unable to care for his or her affairs because of illness or accident, then any payment, or any part thereof, due to such person (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Administrator so directs AT&T, be paid to the same person or institution that the benefits with respect to such person are paid under the Pension Plan if applicable, or to the Participant's surviving lawful spouse, a child, a relative, an institution maintaining or having custody of such person, or to any other person deemed by the Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be in complete discharge of the liability of AT&T, the Board, the Committee, the Administrator, and the Participating
         Company therefor. If any payment to which a Participant or beneficiary is entitled under this Plan is unclaimed or otherwise not subject to payment to the person or persons so entitled, such amounts representing such payment or payments shall be forfeited after a period of two years from the date the first such payment was payable and shall not escheat to any state or revert to any party; provided, however, that any such payment or payments shall be restored if any person otherwise entitled to such payment or payments makes a valid claim.

9.07.    Severability.

         If any section, clause, phrase, provision or portion of this Plan or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Plan and shall not affect the application of any section, clause, provision, or portion hereof to other persons or circumstances.

9.08.    Effective Date.

         This Plan first became effective for Officers actively employed on or after October 1, 1980 and for E-band Employees actively employed on or after on January 1, 1984 and is amended and restated effective January
         1, 1995.

9.09.    Plan Year.

         For purposes of administering the Plan, the plan year shall begin on
         January 1 and end on December 31.

9.10.    Headings.

         The captions of the preceding sections and articles hereof have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provision of the Plan.

9.11.    Governing Law.

         To the extent such laws are not preempted by the laws of the United
         States of America, the Plan shall be governed by the laws of the State of New Jersey, except as to its principles of conflict of laws.

9.12.    Forfeiture of Benefits.

         Except as provided in this  Section  9.12 and  Section
3.02,  benefits
         previously  awarded may not be canceled and,  upon
attaining the right
         under the Plan for an immediate  service benefit or
deferred benefit or
         for an automatic survivor annuity,  such right shall be
nonforfeitable.
         Notwithstanding  any  eligibility  or  entitlement  to
benefits  of an
         individual  arising or conferred under any other
provision or paragraph
         of this Plan, all benefits for which a Participant
would  otherwise be
         eligible hereunder may be forfeited,  at the discretion
of the Board or
         the  Committee,   if  an  individual   without  the
Company's  consent
         establishes a relationship with a competitor of the Company or engages in activity in conflict with or adverse to the interests of the Company under  the  standards  of the  AT&T  Non-Competition
Guideline  and as
         determined by the Board or the Committee in its sole discretion.

9.13.    Option During Disability.

         If an employee who has left the service of a Participating Company has elected to continue receiving disability benefits which he or she had been receiving prior to his or her termination and to defer receiving pension payments under the Pension Plan to which he or she is eligible, benefits under the Plan shall be deferred until such time as the employee begins to receive payments under the Pension
Plan.

9.14.    Special Classification.

         For purposes of the Plan, the determination of those causes of death not classified as due to accident shall be accomplished in the same manner as set forth in the Pension Plan.

9.15.    Claims Release.

         In case of accident resulting in the death of a Participant which entitles his or her beneficiaries or his or her annuitant to death benefits under the Plan, such beneficiaries or annuitant shall, prior to the payment of any such benefits, sign a release, releasing the
         Company or other Participating Companies, as applicable, from all claims and demands which the deceased had and which his or her beneficiaries or his or her annuitant may have against them, otherwise than under the Plan, on account of such accident. If any persons other than the beneficiaries under this Plan might legally assert claims against a Participating Company on account of the death of the individual, no part of the death benefit under the Plan shall be due or payable until there have also been delivered to the Committee or the
         Administrator, as applicable, good and sufficient releases of all claims, arising from or growing out of the death of the individual, which such other persons might legally assert against any Participating
         Company. The Committee or the Administrator, as applicable, in its discretion, may require that the releases described above shall release any other company connected with the accident, including the Company or any other Participating Company, as applicable. This requirement of a release or releases shall not apply in the case of Survivor Annuities as described in Section 4.02(d).

9.16.    Damage Claims or Suits.

         Should a claim other than under the Plan be presented or suit brought against the Company or any Participating Company for damages on account of death of a Participant, nothing shall be payable under the Plan on account of such death  except as  provided in Section
9.17;  provided,
         however, that the Committee or the Administrator, as applicable, may, in its discretion and upon such terms as it may prescribe, waive this provision if such claim be withdrawn or if such suit be discontinued;
         and provided further that this provision shall not preclude the payment of Survivor Annuities as described in Section 4.02(d).

9.17.    Judgment or Settlement.

         In case any judgment is recovered against any Participating Company or any settlement is made of any claim or suit on account of the death of a Participant, and the amount paid to the beneficiaries who would have received benefits under the Plan is less than what would otherwise have been payable under the Plan, the difference between the two amounts may, in the discretion of the Committee or the Administrator, as applicable, be distributed to such beneficiaries.

9.18.    Payment under Law.

         In the case of any benefit  (which the Committee or the
Administrator,
         as applicable, shall determine to be of the same general
character as a
         payment provided by the Plan)that is payable to any
Participant, to his
         or her  beneficiaries,  his or her estate or his or her
annuitant under
         any law now in force or hereafter enacted,  only the
excess, if any, of
         the amount  prescribed  in the Plan  above the  amount of
such  payment
         prescribed by law shall be payable under the Plan;
provided,  however,
         that no  benefit  payable  under the Plan shall be
reduced by reason of
         any  governmental  benefit  or pension  payable on
account of  military
         service  or by  reason of any  benefit  which  the
recipient  would be
         entitled  to  receive  under  the  Social   Security
Act  or  Railroad
         Retirement  Act. In those cases where,  because of
differences  in the
         beneficiaries  or in the time or methods of payment or
otherwise,  the
         determination  of  any  such  excess  is  not
ascertainable  by  mere
         comparison  but  adjustments  are  necessary,   the
Committee  or  the
         Administrator, as applicable, shall, in its discretion, determine whether or not in fact any such excess exists and make the adjustments necessary to carry out in a fair and equitable manner the spirit of the provision for the payment of any such excess. Further, in determining whether or not there is an excess, to the extent any payments under any law are considered in determining whether there is any excess payable to an employee under any other comparable plan sponsored by the
         Company, the amount of such payments under law shall not be considered under this Plan.

9.19.    Entire Plan.

         This written Plan document is the final and exclusive statement of the terms of this Plan, and any claim of right or entitlement under the
         Plan shall be determined in accordance with its provisions pursuant to the procedures described in Article 7. Unless otherwise authorized by the Board or its delegate, no amendment or modification to this Plan shall be effective until reduced to writing and adopted pursuant to
         Section 8.02.

                                   Appendix A

Prior Pension Formulas


         The pension formulas in effect for retirements between the period from
         August 10, 1980 to April 14, 1991, inclusive, are outlined below. The
         Basic Formula shown in Part 1. applies solely to Officers; the
         Alternate Formula in Part 2. applies to all participants for service benefit purposes only, and an Officer is entitled to the greater benefit provided under either the Basic Formula or Alternate Formula.


Part 1 - Basic Formula:


         The product of one and six tenths percentum (1.6%) and an Officer's
         Adjusted Career Income. The early retirement discounts shown is
         Paragraphs  3(b)(ii)  and  4(b)(i)  of  Section 4 of the
Plan  apply to
         pension benefits under this Formula.


         "Adjusted Career Income" is calculated in two steps:


         Step 1 - Determine the average of the amount of short term incentive awards or standard awards up to a permitted maximum amount which were paid or effective during a specified pay base period and multiply this average amount by Term of Employment completed as of the end of the pay base period;


         Step 2 - Total the amount of the applicable awards after the pay base period to retirement and add this amount to the amount calculated under
         Step 1.


         The components of the adjusted career income calculation are shown below:






                                        Type of Award        Type
of Award        Limitation on Amount


Date of               Pay Base          Includable in
Includable after     of Award Includable in


Retirement            Period            Pay Base Period*     Pay
Base Period*     Pension Computation
----------            ------            ----------------
----------------     -------------------



8-10-80 to            1-1-75 to         Actual Short Term
Actual Short Term    15% of Position Rate


1-30-82               12-31-79          Incentive Award
Incentive Award



1-31-82 to            10-1-76 to        Actual
Actual for 1981 and  50% of Position Rate


9-29-83               9-30-81                                1982;



Standard for 1983



9-30-83 to            10-1-77 to        Actual
Actual for 1982;     60% of Position Rate


1-30-86               9-30-82
Standard for 1983


                                    and after



1-31-86 to            7-1-79 to         Actual to 1-1-83;
Standard             60% of Position Rate


5-30-88               6-30-85           Standard for 1983


                                        and after

5-31-88 to            1-1-84 to         Standard
Standard             60% of Position Rate


4-14-91      6-30-85







*    Awards for partial  years  during and after the Pay Base
Period and for the
     year of retirement are prorated. In addition, no award is includable for the year of retirement if an Officer does not complete at least 3 months of
     Active Service during such year.

                                   Appendix A

Part 2 - Alternate Formula:


Provisions applicable from January 2, 1984 through May 30, 1988


The following Alternate Formula was effective for retirements on or after January 2, 1984 through May 30. 1988:


     A. The product of one and two-tenths percentum (1.2%) and Adjusted Career
         Average Pay,


                                      PLUS


     B. Ten dollars ($10.) and the product of five-hundredths percentum (.05%)
         and the difference between the Covered Compensation Base for the year of retirement and the Adjusted Career Average Pay.


                                      TIMES


     C.  Term of employment at retirement,


                                      MINUS


     D. Annual Service pension payable under the Pension Plan before reduction for a Survivor Annuity or early retirement.


                  The early retirement discount described in Appendix C of this Plan applies to the amounts computed under the Alternate Formula.


                  "Adjusted Career Average Pay" in the case of an Officer is calculated  by dividing the sum of the total
Adjusted  Career
                  Income under the Basic Formula of this Plan in effect at
                  retirement  and the total  Adjusted  Career
Income  under the
                  Pension Plan formula in effect at retirement by such Officer's
                  Term of Employment at retirement.


                  "Adjusted  Career  Average  Pay"  for an
E-band  Employee  is
                  Calculated by dividing the total Adjusted
Career Income under
                  the Pension Plan formula in effect at retirement by such
                  employee's Term of Employment at retirement.

Provisions applicable from May 31, 1988 through October 18, 1993


The following Alternate Formula was effective for retirements on or after May 31, 1988 through October 18. 1993:


     A. The product of one and seven-tenths percentum (1.7%) and Adjusted
         Career Average Pay,


                                      MINUS


     B.  The product of eight-tenths (0.8%) and the Covered
Compensation Base,


                                      TIMES


     C.  Term of employment at retirement,


                                      MINUS


     D. Annual Service pension payable under the Pension Plan before reduction for a Survivor Annuity or early retirement.


                  The early retirement discount described in Appendix C of this Plan applies to the amounts computed under the Alternate Formula.


                  "Adjusted Career Average Pay" is calculated by dividing the sum of the total Adjusted Career Income under the Basic
                  Formula of this Plan in effect at retirement and the total
                  Adjusted  Career  Income  under the  Pension
Plan  formula in
                  effect at retirement by such Officer's Term of Employment at retirement.


Part 3 - Waiver of Death Benefit


         Waiver of the Death Benefit. If an Officer is deemed to have waived the death benefit under the Pension Plan, he or she will be deemed to have waived such death benefits pursuant to this Plan as well, provided he or she either died before January 1, 1987 or he or she retired or terminated employment before December 31, 1986 and had attained age 55 on or before December 31, 1983; if a prior waiver by an Officer of death benefits under the Pension Plan is deemed rescinded under the
         Pension Plan, such waiver is deemed rescinded under this Plan effective
         December 31, 1986.



                                   APPENDIX B

          Section 4.02(c) Alternate Minimum Formula - Table of
Factors
              Age
Service       50     51      52     53     54      55      56
57      58    59      60      61      62      63      64      65

20 or less    1.33   1.33    1.33   1.36   1.43    1.47    1.43
1.38    1.33  1.28    1.25    1.20    1.15    1.10    1.05    1.00


21            1.38   1.32    1.32   1.35   1.42    1.46    1.42
1.37    1.32  1.27    1.24    1.19    1.14    1.09    1.05    1.00


22            1.42   1.37    1.31   1.34   1.41    1.45    1.41
1.36    1.30  1.26    1.23    1.18    1.14    1.09    1.05    1.00


23            1.47   1.41    1.36   1.33   1.40    1.44    1.40
1.35    1.29  1.25    1.22    1.17    1.13    1.09    1.04    1.00


24            1.52   1.46    1.40   1.39   1.39    1.43    1.39
1.34    1.29  1.24    1.21    1.17    1.12    1.08    1.04    1.00


25            1.58   1.51    1.45   1.43   1.45    1.42    1.38
1.33    1.28  1.23    1.20    1.16    1.12    1.08    1.04    1.00


26            1.57   1.50    1.44   1.42   1.44    1.41    1.37
1.32    1.27  1.22    1.19    1.15    1.11    1.08    1.04    1.00


27            1.57   1.49    1.43   1.42   1.43    1.40    1.36
1.31    1.26  1.21    1.18    1.15    1.11    1.07    1.04    1.00


28            1.56   1.48    1.42   1.41   1.43    1.39    1.36
1.31    1.25  1.21    1/18    1.14    1.11    1.07    1.04    1.00


29            1.55   1.48    1.42   1.40   1.42    1.39    1.35
1.30    1.25  1.20    1.17    1.14    1.10    1.07    1.03    1.00


30            1.38   1.36    1.33   1.35   1.39    1.38    1.34
1.29    1.24  1.19    1.17    1.13    1.10    1.07    1.03    1.00


31            1.38   1.35    1.33   1.34   1.39    1.37    1.34
1.29    1.24  1.19    1.16    1.13    1.10    1.06    1.03    1.00


32            1.37   1.35    1.32   1.34   1.38    1.37    1.33
1.28    1.23  1.18    1.16    1.12    1.09    1.06    1.03    1.00


33            1.37   1.34    1.32   1.34   1.38    1.36    1.33
1.28    1.23  1.18    1.15    1.12    1.09    1.06    1.03    1.00


34            1.36   1.34    1/31   1.33   1.37    1.36    1.32
1.27    1.22  1.17    1.15    1.12    1.09    1.06    1.03    1.00


35 or more    1.36   1.33    1.31   1.33   1.37    1.35    1.32
1.27    1.22  1.17    1.14    1.11    1.09    1.06    1.03    1.00





                                   APPENDIX C
                        Section 4.02(b) Alternate Formula
      Early Retirement Factors Based Upon Attained Years and
Months of Age

                                  Attained Age

Years                                                Months


        0        1       2        3        4        5
6       7        8       9      10      11
        -        -       -        -        -        -
-       -        -       -      --      --


 50     .29      .29     .30      .30      .31      .31
 .32     .32      .32     .33    .33     .34
 --

 51     .34      .34     .35      .35      .36      .36
 .37     .37      .37     .38    .38     .39
 --

 52     .39      .40     .40      .41      .42      .42
 .43     .44      .44     .45    .46     .46
 --

 53     .47      .48     .48      .49      .50      .50
 .51     .52      .52     .53    .54     .54
 --

 54     .55      .56     .57      .57      .58      .59
 .60     .60      .61     .62    .63     .63
 --

 55     .64      .64     .66      .66      .66      .66
 .67     .67      .67     .67    .69     .69
 --

 56     .69      .69     .71      .71      .71      .72
 .72     .72      .74     .74    .74     .76
 --

 57     .76      .76     .78      .78      .78      .79
 .79     .79      .81     .81    .81     .83
 --

 58     .83      .83     .84      .84      .86      .86
 .88     .88      .88     .90    .90     .91
 --

 59     .91      .91     .93      .93      .95      .95
 .97     .97      .97     .98    .98    1.00
 --

 60    1.00
 --